                                                                      EXHIBIT 24

                                POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by CombiMatrix Corporation, a Delaware corporation (the "Company"), of the initial public offering of shares of its common stock, $0.001 par value per share (the "Shares"), and the registration of any Shares as may be offered pursuant to Rule 462 under the Securities Act of 1933, as amended, the undersigned officer or director of the Company hereby constitutes and appoints Patrick D. de Maynadier and Stephen Burke and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file a registration statement relating to such securities to be filed with the Securities and Exchange Commission on such Form as, in the opinion of counsel for the Company, is appropriate, together with all amendments thereto (including any post-effective amendments), with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all of the said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 14th day of November, 2000.


                                   /s/ PATRICK A. QUARLES
                                   ---------------------------------------
                                   Patrick A. Quarles

                                POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by CombiMatrix Corporation, a Delaware corporation (the "Company"), of the initial public offering of shares of its common stock, $0.001 par value per share (the "Shares"), and the registration of any Shares as may be offered pursuant to Rule 462 under the Securities Act of 1933, as amended, the undersigned officer or director of the Company hereby constitutes and appoints Patrick D. de Maynadier and Stephen Burke and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file a registration statement relating to such securities to be filed with the Securities and Exchange Commission on such Form as, in the opinion of counsel for the Company, is appropriate, together with all amendments thereto (including any post-effective amendments), with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all of the said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 14th day of November, 2000.



                                   /s/ RIGDON CURRIE
                                   ---------------------------------------
                                   Rigdon Currie

                                POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by CombiMatrix Corporation, a Delaware corporation (the "Company"), of the initial public offering of shares of its common stock, $0.001 par value per share (the "Shares"), and the registration of any Shares as may be offered pursuant to Rule 462 under the Securities Act of 1933, as amended, the undersigned officer or director of the Company hereby constitutes and appoints Patrick D. de Maynadier and Stephen Burke and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file a registration statement relating to such securities to be filed with the Securities and Exchange Commission on such Form as, in the opinion of counsel for the Company, is appropriate, together with all amendments thereto (including any post-effective amendments), with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all of the said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 14th day of November, 2000.



                                   /s/ ROBERT L. HARRIS II
                                   ---------------------------------------
                                   Robert L. Harris II

                                POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by CombiMatrix Corporation, a Delaware corporation (the "Company"), of the initial public offering of shares of its common stock, $0.001 par value per share (the "Shares"), and the registration of any Shares as may be offered pursuant to Rule 462 under the Securities Act of 1933, as amended, the undersigned officer or director of the Company hereby constitutes and appoints Patrick D. de Maynadier and Stephen Burke and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file a registration statement relating to such securities to be filed with the Securities and Exchange Commission on such Form as, in the opinion of counsel for the Company, is appropriate, together with all amendments thereto (including any post-effective amendments), with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all of the said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 14th day of November, 2000.



                                   /s/ AMIT KUMAR, PH.D.
                                   ---------------------------------------
                                   Amit Kumar, Ph.D.

                                POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by CombiMatrix Corporation, a Delaware corporation (the "Company"), of the initial public offering of shares of its common stock, $0.001 par value per share (the "Shares"), and the registration of any Shares as may be offered pursuant to Rule 462 under the Securities Act of 1933, as amended, the undersigned officer or director of the Company hereby constitutes and appoints Patrick D. de Maynadier and Stephen Burke and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file a registration statement relating to such securities to be filed with the Securities and Exchange Commission on such Form as, in the opinion of counsel for the Company, is appropriate, together with all amendments thereto (including any post-effective amendments), with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all of the said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 14th day of November, 2000.



                                   /s/ DONALD D. MONTGOMERY, PH.D.
                                   ---------------------------------------
                                   Donald D. Montgomery, Ph.D.

                                POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by CombiMatrix Corporation, a Delaware corporation (the "Company"), of the initial public offering of shares of its common stock, $0.001 par value per share (the "Shares"), and the registration of any Shares as may be offered pursuant to Rule 462 under the Securities Act of 1933, as amended, the undersigned officer or director of the Company hereby constitutes and appoints Patrick D. de Maynadier and Stephen Burke and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file a registration statement relating to such securities to be filed with the Securities and Exchange Commission on such Form as, in the opinion of counsel for the Company, is appropriate, together with all amendments thereto (including any post-effective amendments), with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all of the said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 14th day of November, 2000.



                                   /s/ ROBERTO P. ROSENKRANZ, PH.D.
                                   ---------------------------------------
                                   Roberto P. Rosenkranz, Ph.D.

                                POWER OF ATTORNEY


        KNOW ALL MEN BY THESE PRESENTS, that in connection with the proposed registration by CombiMatrix Corporation, a Delaware corporation (the "Company"), of the initial public offering of shares of its common stock, $0.001 par value per share (the "Shares"), and the registration of any Shares as may be offered pursuant to Rule 462 under the Securities Act of 1933, as amended, the undersigned officer or director of the Company hereby constitutes and appoints Patrick D. de Maynadier and Stephen Burke and each of them (with full power to each of them to act alone), the undersigned's true and lawful attorney-in-fact and agent, for the undersigned and on the undersigned's behalf and in the undersigned's name, place and stead, in any and all capacities, to sign, execute and file a registration statement relating to such securities to be filed with the Securities and Exchange Commission on such Form as, in the opinion of counsel for the Company, is appropriate, together with all amendments thereto (including any post-effective amendments), with all exhibits and any and all documents required to be filed with respect thereto with any regulatory authority, granting unto said attorneys, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done in and about the premises in order to effectuate the same as fully to all intents and purposes as the undersigned might or could do if personally present, hereby ratifying and confirming all of the said attorneys-in-fact and agents, or either of them, may lawfully do or cause to be done by virtue thereof.

        IN WITNESS WHEREOF, the undersigned has hereto signed this power of attorney this 14th day of November, 2000.



                                   /s/ PAUL R. RYAN
                                   ---------------------------------------
                                   Paul R. Ryan